UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen Closed-End Funds

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features portfolio management by two affiliates of Nuveen, LLC. The Fund’s investments in dividend-paying common and preferred stocks and call options written are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management LLC (Symphony). James T. Stephenson, CFA, Managing Director of NWQ, along with Thomas J. Ray, CFA, and Susi Budiman, CFA, manage the NWQ portion of the Fund. Scott Caraher manages the Symphony portion of the Fund.

On May 23, 2019, Jenny Rhee was added as a portfolio manager to the Symphony portion of the Nuveen Tax-Advantaged Total Return Strategy Fund.

Here the portfolio management team reviews their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2019.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2019?

The Fund is designed to seek a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In pursuit of this objective, the Fund invests a substantial majority of its assets in common and preferred stocks whose dividends qualify for reduced income tax treatment. The Fund also invests a portion of its assets in senior loans to generate additional income and help mitigate the potential net asset value and income volatility of the Fund’s leverage structure due to changes in long-term and short-term interest rates. In an effort to achieve this, the Fund invests at least 60% in common stocks whose dividends may be eligible for favorable income tax treatment. The Fund also invests to a more limited extent in preferred stocks, which can range from a minimum of 5% to a maximum of 20%, that are eligible to pay tax-advantaged dividends, as well as 20% in senior loans and other debt instruments.

NWQ Key Strategies

For the common and preferred equity portion of the Fund’s portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

as well as what it thought were emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets and/or a positive change in the underlying fundamentals. NWQ also focused on downside risk management and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. NWQ believes that cash flow analysis offers a more objective picture of a company’s financial position than an evaluation based on earnings alone.

Within the global equity income strategy managed by NWQ, up to 70% of the Fund’s managed assets can be invested in non-U.S. issues of any currency, including up to 20% in emerging market countries. JTA’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to obtain a dividend yield at least 100 basis points (bps) above the MSCI World Index and employs a value based approach in our bottom up analysis. NWQ looks for attractive absolute valuation, positive risk/ reward with downside risk management and catalysts that can drive a positive revaluation of companies.

Symphony Key Strategies

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt, while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

How did the Fund perform during this six-month reporting period ended June 30, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended December 31, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period June 30, 2019, the Fund’s common share at NAV underperformed the S&P 500®, while outperforming its secondary Blended Benchmark.

NWQ

The equity portion of the Fund’s portfolio, managed by NWQ contributed to the Fund’s performance on an absolute basis. The communication services, utility and health care sectors were the largest contributors. This was partially offset by security selection in the materials and consumer discretionary sectors, as well as an overweight to the financial services sector. Geographically, performance benefited from stock selection in the United States. Investments in Europe, the Middle East and the Pacific excluding Japan lagged and were a headwind for the Fund’s relative return for the reporting period.

Individual holdings that positively contributed to performance included financial sector holding, Citigroup Inc. The financial services sector saw a sharp rebound after the sell-off at the end of 2018. Also contributing to performance was technology sector holding, Cypress Semiconductor Corporation, which experienced strong price appreciation following the announcement of Infineon’s acquisition of the chipmaker in an all-cash deal. Lastly, Nintendo Co. Ltd. positively contributed to performance as optimism over Nintendo Switch hardware sales rose. Nintendo announced a partnership with Tencent to begin distributing the Nintendo Switch in China at a future date and the company forecasted hardware unit sales of 18 million in Fiscal 2020, an increase of 1 million units year-over-year.

Several individual holdings detracted from portfolio performance, particularly our financial sector holdings. Unicaja Banco SA was the leading detractor in the Fund’s portfolio. Unicaja detracted from performance following the announcement that the company had abandoned its plans to merge with Liberbank. Additionally the potential for European Central Bank (ECB) rate cuts and the effect on net interest income pushed shares lower. Challenger Ltd/

Australia also detracted from performance coming off a weak fourth quarter 2018 in which the company lowered earnings expectations due to lower volume growth, lower yield on its investment portfolio and regulatory uncertainty regarding annuities. Lastly, Imperial Brands PLC underperformed due to investor concerns regarding the evolution of the tobacco industry, increased regulation and scrutiny in the U.S. and a slowdown in performance of its reduced nicotine risk product, myblu. Challenger Ltd/Australia and Imperial Brands were both eliminated from the Fund during the reporting period.

For the preferred portion managed by NWQ, all of NWQ’s industry holdings contributed to absolute performance, with the industrials, banking and insurance sectors contributing the most for the reporting period on an absolute basis.

Several individual positions contributed to absolute performance, including the preferred stocks of General Electric Company (GE), Citigroup Inc. and Bank of America Corp. General Electric Company preferred stock was a top contributor to performance. Spreads of the GE preferred tightened significantly during the reporting period as management monetized a portion of its Wabtec Corporation stake and announced the sale of BioPharma to Danaher, as it continued to execute its deleveraging plan.

During the reporting period, financials and banking preferred stocks performed well as the industry experienced a strong rebound. In particular, Bank of America reported impressive results, continuing its ability to deliver strong and improving fundamentals and credit profile. The bank has successfully transformed its operating profile and balance sheet bank. As a result, Bank of America’s credits spreads tightened and were more in-line with that of JPMorgan and Wells Fargo. Lastly, Citigroup Inc. 6.25% fixed-to-floating rate preferred rallied during the reporting period.

Only two holdings detracted from absolute performance, including the preferred stock of PartnerRe Ltd. Given the decline in interest rates, PartnerRe preferred stock detracted from performance as the shorter duration of the preferred limited its upside potential. Also detracting from performance were the preferred shares of Federal Agricultural Mortgage Corp. The preferred stock was redeemed by the issuer during the reporting period.

Symphony

The senior loan sleeve managed by Symphony was positive on a total return basis relative to the Credit Suisse Leveraged Loan Index during the reporting period. This benefited overall Fund performance.

The senior loan portion of the Fund is invested predominantly in first-lien, senior secured corporate loans. Symphony prefers to focus on issuers that have strong asset coverage, defensible businesses, and that are generally larger facilities that offer better secondary market liquidity which assists with Symphony’s proactive risk management process. Throughout the reporting period, Symphony generally believed that these larger loan facilities offered better risk/return dynamics following a liquidity driven sell-off late in 2018 which had a more pronounced impact on larger, better quality assets within the loan market.

The Fund benefited from exposure to larger, more liquid positions and better quality assets which outperformed the overall market during the reporting period. Much of this was driven by deeper discounts of these assets at the beginning of the reporting period following the market sell-off in late 2018. This sell-off can be characterized as putting acute pressure on larger positions and better quality assets within the market as mutual funds faced redemptions and were forced sellers of these loans to fund redemptions.

Despite consistent outflows from retail investors throughout the reporting period, loans performed well in the first half of 2019. While outflows from retail investors have occurred amid a more benign rate environment, institutional demand for loans has remained strong. Further, while concerns have escalated regarding a slowdown in global growth, loan credit fundamentals remain largely intact and new issue supply has been quite manageable. However, it is worth noting that higher quality assets have generally outperformed while lower quality assets, such as those rated CCC, have lagged the market. This was particularly evident during the latter part of the reporting period in June 2019. This is characteristic

Portfolio Managers’ Comments (continued)

of a market in which risk aversion has remained somewhat elevated and where managers prefer to focus on performing assets with strong balance sheets and access to capital.

Sectors benefiting performance included information technology as well as retail and media/telecom. Securities benefiting performance during the reporting period included Spanish-language media operator Univision Communications, which benefited from a tailwind in the overall market as well as from company specific developments around potential strategic initiatives by the private equity owners, including a possible sale.

Exposure to Harvey Gulf International Marine, Inc., which operates service vessels to the offshore drilling industry, detracted from performance amid volatility in the oil market.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of June 30, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

JTA
Effective Leverage*	30.22%
Regulatory Leverage*	30.22%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	June 30, 2019	Average Balance Outstanding	Draws	Paydowns	August 27, 2019
$72,500,000	$ —	$ —	$72,500,000	$72,500,000	$ —	$ —	$72,500,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2019, the date of the distribution data included within the Fund’s most recent distribution notice at the time the report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2019

		Per Share Distributions					Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
01/2004	$0.2400	$0.0800	$0.0446	$(0.6629)	$0.4851	8.31%	(8.07)%	2.64%	9.39%	4.16%

[1]	Net investment income, which is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2019

	Current Quarter Estimated Source of Distribution			Calendar YTD Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.2400	62.9%	0.0%	37.1%	$0.4800	$0.3020	$ —	$0.1780

[1]	Net investment income is a projection through the end of the current calendar quarter based on the most recent month-end data.
[2]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital maybe characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[3]	Includes the most recent quarterly distribution declaration.

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTA
Common shares cumulatively repurchased and retired	122,745
Common shares authorized for repurchase	1,385,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTA
Common share NAV	$12.09
Common share price	$11.44
Premium/(Discount) to NAV	(5.38)%
6-month average premium/(discount) to NAV	(3.41)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTA.

THIS PAGE INTENTIONALLY LEFT BLANK

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTA at Common Share NAV	16.77%	0.11%	3.55%	10.52%
JTA at Common Share Price	17.41%	(2.91)%	2.95%	12.23%
Blended Benchmark	13.54%	6.17%	5.85%	10.85%
S&P 500® Index	18.54%	10.42%	10.71%	14.70%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	103.2%
Variable Rate Senior Loan Interests	26.0%
$1,000 Par (or similar) Institutional Preferred	5.9%
$25 Par (or similar) Retail Preferred	4.9%
Structured Notes	1.1%
Convertible Preferred Securities	0.3%
Corporate Bonds	0.1%
Warrants	0.0%
Repurchase Agreements	3.8%
Investment Companies	1.1%
Other Assets Less Liabilities	(3.1)%
Net Assets Plus Borrowings	143.3%
Borrowings	(43.3)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.8%
BBB	34.5%
BB or Lower	62.0%
N/R (not rated)	2.7%
Total	100%

Portfolio Composition

(% of total investments)

Banks	14.8%
Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	6.8%
Insurance	5.9%
Software	5.0%
Capital Markets	4.8%
Multi-Utilities	4.1%
Diversified Telecommunication Services	3.0%
Chemicals	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Entertainment	2.8%
Airlines	2.5%
Air Freight & Logistics	2.3%
Hotels, Restaurants & Leisure	2.3%
Media	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Industrial Conglomerates	1.8%
Food Products	1.8%
Tobacco	1.6%
Repurchase Agreements	2.6%
Investment Companies	0.8%
Other	19.2%
Total	100%

Top Five Issuers

(% of total investments)

Citigroup Inc	2.9%
Enterprise Products Partners LP	2.4%
Deutsche Post AG	2.3%
Delta Air Lines Inc	2.3%
AIB Group PLC	2.3%

Country Allocation

(% of total investments)

United States	54.0%
Germany	10.6%
Japan	7.0%
United Kingdom	5.7%
France	4.7%
Netherlands	2.4%
Ireland	2.4%
Bermuda	2.3%
Spain	2.3%
Other	8.6%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for JTA; at this meeting the shareholders were asked to elect Board Members.

JTA
Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	12,195,761
Withhold	382,929
Total	12,578,690
Carole E. Stone
For	12,197,297
Withhold	381,393
Total	12,578,690
Margaret L. Wolff
For	12,198,838
Withhold	379,852
Total	12,578,690
William C. Hunter
For	12,198,903
Withhold	379,787
Total	12,578,690

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.5% (96.6% of Total Investments)

	COMMON STOCKS – 103.2% (70.5% of Total Investments)

	Air Freight & Logistics – 3.4%

172,705	Deutsche Post AG, (2)	$5,681,441

	Airlines – 3.4%

99,669	Delta Air Lines Inc., (3)	5,656,216

	Automobiles – 1.5%

44,325	Daimler AG, (2)	2,472,086

	Banks – 15.7%

1,349,011	AIB Group PLC	5,516,122
55,725	Bank of NT Butterfield & Son Ltd, (3)	1,892,421
50,020	CIT Group Inc., (3)	2,628,051
89,800	Citigroup Inc., (3)	6,288,694
466,480	ING Groep NV, Sponsored ADR, (3)	5,397,174
24,032	JPMorgan Chase & Co	2,686,778
2,039,750	Unicaja Banco SA, (2), (4)	1,821,137
	Total Banks	26,230,377

	Biotechnology – 1.6%

38,895	Gilead Sciences Inc., (3)	2,627,746

	Capital Markets – 5.4%

82,060	AURELIUS Equity Opportunities SE & Co KGaA, (2)	3,904,842
555,560	Daiwa Securities Group Inc., (2)	2,439,153
198,010	Deutsche Boerse AG, ADR, (2)	2,787,981
	Total Capital Markets	9,131,976

	Chemicals – 3.5%

86,470	Corteva Inc., (3)	2,556,918
45,041	DuPont de Nemours Inc.	3,381,228
	Total Chemicals	5,938,146

	Diversified Telecommunication Services – 3.4%

57,885	Nippon Telegraph & Telephone Corp, ADR, (2), (3)	2,691,363
235,125	Telefonica Brasil SA	3,056,053
	Total Diversified Telecommunication Services	5,747,416

	Electric Utilities – 1.6%

60,960	FirstEnergy Corp, (3)	2,609,698

	Electrical Equipment – 1.6%

32,510	Eaton Corp PLC, (3)	2,707,433

	Energy Equipment & Services – 0.0%

3,683	Transocean Ltd	23,608

	Entertainment – 4.1%

14,000	Nintendo Co Ltd, (2)	5,136,580
59,330	Viacom Inc., (3)	1,772,187
	Total Entertainment	6,908,767

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Shares	Description (1)	Value

	Food Products – 1.6%

300,764	Orkla ASA, Sponsored ADR, (3)	$2,655,746

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (2), (4)	99
6,140	Millennium Health LLC, (4), (5)	6,723
5,767	Millennium Health LLC, (4), (5)	5,738
	Total Health Care Providers & Services	12,560

	Household Durables – 2.1%

211,700	Sekisui House Ltd, (2)	3,488,097

	Industrial Conglomerates – 2.4%

34,070	Siemens AG, (2)	4,056,215

	Insurance – 7.7%

78,624	Ageas, (2)	4,091,617
115,789	Allianz SE, Sponsored ADR, (2), (3)	2,788,199
53,765	CNA Financial Corp, (3)	2,530,719
19,645	RenaissanceRe Holdings Ltd, (3)	3,497,007
	Total Insurance	12,907,542

	Marine – 0.0%

262	HGIM Corp, (2), (4)	3,668

	Media – 0.3%

24,326	Clear Channel Outdoor Holdings Inc., (4)	114,819
5,604	Cumulus Media Inc., (4)	103,954
10,344	iHeartMedia Inc., (2), (4)	163,694
2,099	Metro-Goldwyn-Mayer Inc., (2), (4)	140,282
3,185	Tribune Co, (5)	1,752
	Total Media	524,501

	Multi-Utilities – 6.0%

179,200	Engie SA., (2)	2,717,297
208,650	National Grid PLC, (2)	2,218,963
207,515	Veolia Environment SA, (2)	5,053,068
	Total Multi-Utilities	9,989,328

	Oil, Gas & Consumable Fuels – 11.9%

32,264	Chevron Corp, (3)	4,014,932
205,140	Enterprise Products Partners LP, (3)	5,922,392
132,167	Equitrans Midstream Corp, (3)	2,605,011
388	Fieldwood Energy LLC, (2), (4)	11,640
1,923	Fieldwood Energy LLC, (2), (4)	57,690
110,350	Suncor Energy Inc., (3)	3,438,506
68,200	TOTAL SA, Sponsored ADR	3,804,878
	Total Oil, Gas & Consumable Fuels	19,855,049

	Pharmaceuticals – 9.6%

64,970	AstraZeneca PLC, Sponsored ADR, (3)	2,681,962
37,950	Bayer AG, (2)	2,632,223
58,270	Bristol-Myers Squibb Co	2,642,544
131,500	GlaxoSmithKline PLC, Sponsored ADR	5,262,630
79,590	Roche Holding AG, Sponsored ADR, (2), (3)	2,793,609
	Total Pharmaceuticals	16,012,968

	Real Estate Management & Development – 1.0%

399,900	Great Eagle Holdings Ltd, (2)	1,718,729

Shares	Description (1)						Value

	Semiconductors & Semiconductor Equipment – 3.8%

6,888	Broadcom Inc.						$1,982,780
115,520	Cypress Semiconductor Corp						2,569,165
98,710	Infineon Technologies AG, (2)						1,754,045
	Total Semiconductors & Semiconductor Equipment						6,305,990

	Software – 4.9%

30,826	Microsoft Corp, (3), (6)						4,129,451
72,680	Oracle Corp, (3)						4,140,580
	Total Software						8,270,031

	Specialty Retail – 1.2%

758,350	Kingfisher PLC, (2)						2,067,019

	Technology Hardware, Storage & Peripherals – 1.5%

74,600	Samsung Electronics Co Ltd, (2)						2,474,061

	Tobacco – 2.4%

50,735	Philip Morris International Inc.						3,984,220

	Trading Companies & Distributors – 1.6%

168,200	Mitsui & Co Ltd, (2)						2,745,511
	Total Common Stocks (cost $154,040,908)						172,806,145

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 26.0% (17.7% of Total Investments) (7)

	Aerospace & Defense – 0.4%

$186	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.402%	1-Month LIBOR	2.000%	8/21/24	BBB–	$185,944
485	Transdigm, Inc., Term Loan F	4.830%	3-Month LIBOR	2.500%	6/09/23	Ba3	477,031
671	Total Aerospace & Defense						662,975

	Airlines – 0.3%

490	American Airlines, Inc., Term Loan B	4.394%	1-Month LIBOR	2.000%	12/14/23	BB+	483,044

	Auto Components – 0.1%

150	Johnson Controls Inc., Term Loan B	5.902%	1-Month LIBOR	3.500%	4/30/26	BB	149,110

	Beverages – 0.3%

418	Jacobs Douwe Egberts, Term Loan B	4.500%	1-Month LIBOR	2.000%	11/01/25	BB	416,724

	Biotechnology – 0.4%

733	Grifols, Inc., Term Loan B	4.635%	1-Week LIBOR	2.250%	1/31/25	BB+	731,956

	Building Products – 0.3%

432	Quikrete Holdings, Inc., Term Loan B	5.152%	1-Month LIBOR	2.750%	11/15/23	BB–	425,422

	Capital Markets – 0.3%

468	RPI Finance Trust, Term Loan B6	4.402%	1-Month LIBOR	2.000%	4/17/23	BBB–	468,903

	Chemicals – 1.0%

647	Axalta Coating Systems, Term Loan, First Lien	4.080%	3-Month LIBOR	1.750%	6/01/24	Ba1	640,114
441	H.B. Fuller Company, Team Loan B	4.383%	1-Month LIBOR	2.000%	10/21/24	BB+	433,915
151	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	151,901
486	Univar, Inc., Term Loan B	4.652%	1-Month LIBOR	2.250%	7/01/24	BB+	484,926
1,725	Total Chemicals						1,710,856

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Commercial Services & Supplies – 0.5%

$510	Formula One Group, Term Loan B	4.902%	1-Month LIBOR	2.500%	2/01/24	B+	$500,031
246	Trans Union LLC, Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	BB+	245,778
42	West Corporation, Incremental Term Loan B1	6.022%	3-Month LIBOR	3.500%	10/10/24	BB+	39,056
798	Total Commercial Services & Supplies						784,865

	Communications Equipment – 1.1%

500	CommScope, Inc., Term Loan B	5.652%	1-Month LIBOR	3.250%	4/04/26	Ba1	499,250
1,346	Univision Communications, Inc., Term Loan C5	5.152%	1-Month LIBOR	2.750%	3/15/24	B	1,284,327
1,846	Total Communications Equipment						1,783,577

	Consumer Finance – 0.5%

494	Vantiv LLC, Repriced Term Loan B4	4.145%	1-Week LIBOR	1.750%	8/20/24	BBB–	494,100
369	Verscend Technologies, Tern Loan B, (DD1)	6.902%	1-Month LIBOR	4.500%	8/27/25	B+	369,754
863	Total Consumer Finance						863,854

	Containers & Packaging – 0.2%

349	Berry Global, Inc., Term Loan Q	4.412%	1-Month LIBOR	2.000%	10/03/22	BBB–	347,412

	Diversified Consumer Services – 0.1%

249	Refinitiv, Term Loan B	6.152%	1-Month LIBOR	3.750%	10/01/25	BB+	241,637

	Diversified Financial Services – 0.2%

375	Lions Gate Entertainment Corp., Term Loan B	4.652%	1-Month LIBOR	2.250%	3/24/25	Ba2	372,850
9	Veritas US, Inc., Term Loan B1	6.890%	3-Month LIBOR	4.500%	1/27/23	B	8,374
384	Total Diversified Financial Services						381,224

	Diversified Telecommunication Services – 0.9%

985	CenturyLink, Inc., Term Loan B	5.152%	1-Month LIBOR	2.750%	1/31/25	BBB–	963,936
40	Intelsat Jackson Holdings, S.A., Term Loan B4	6.904%	1-Month LIBOR	4.500%	1/02/24	B1	40,222
64	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	64,427
498	Numericable Group S.A., Term Loan B13	6.394%	1-Month LIBOR	4.000%	8/14/26	B	488,067
1,587	Total Diversified Telecommunication Services						1,556,652

	Electric Utilities – 0.3%

271	Texas Competitive Electric Holdings LLC, Exit Term Loan B	4.402%	1-Month LIBOR	2.000%	8/04/23	BBB–	270,930
191	Vistra Operations Co., Term Loan B3	4.397%	3-Month LIBOR	2.000%	12/31/25	BBB–	191,360
462	Total Electric Utilities						462,290

	Equity Real Estate Investment Trust – 0.6%

321	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.402%	1-Month LIBOR	5.000%	10/24/22	BB	314,055
726	MGM Growth Properties, Term Loan B	4.402%	1-Month LIBOR	2.000%	3/23/25	BBB–	722,055
1,047	Total Equity Real Estate Investment Trust						1,036,110

	Food & Staples Retailing – 0.8%

687	Albertson’s LLC, Term Loan B7	5.402%	1-Month LIBOR	3.000%	11/17/25	BB	684,066
570	US Foods, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	6/27/23	BBB–	566,766
1,257	Total Food & Staples Retailing						1,250,832

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Health Care Equipment & Supplies – 0.3%

$436	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/03/24	B+	$437,193

	Health Care Providers & Services – 1.5%

60	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	5.644%	1-Month LIBOR	3.250%	4/28/22	B1	57,205
231	Brightspring Health, Term Loan B	6.921%	1-Month LIBOR	4.500%	3/05/26	B1	230,082
790	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	5.135%	1-Week LIBOR	2.750%	6/24/21	BBB–	790,403
726	HCA, Inc., Term Loan B10, (DD1)	4.330%	3-Month LIBOR	2.000%	3/13/25	BBB–	727,246
545	HCA, Inc., Term Loan B11	4.080%	3-Month LIBOR	1.750%	3/17/23	BBB–	545,768
266	Millennium Laboratories, Inc., Term Loan B, First Lien	8.902%	1-Month LIBOR	6.500%	12/21/20	Caa3	123,152
2,618	Total Health Care Providers & Services						2,473,856

	Health Care Technology – 0.6%

959	Emdeon, Inc., Term Loan, (DD1)	4.902%	1-Month LIBOR	2.750%	3/01/24	B+	953,195

	Hotels, Restaurants & Leisure – 3.3%

508	24 Hour Fitness Worldwide, Inc., Term Loan B	5.902%	1-Month LIBOR	3.500%	5/31/25	Ba3	506,637
466	Aramark Corporation, Term Loan	4.080%	3-Month LIBOR	1.750%	3/11/25	BBB–	465,457
1,007	Burger King Corporation, Term Loan B3	4.652%	1-Month LIBOR	2.250%	2/16/24	BB–	1,000,811
590	Caesars Resort Collection, Term Loan, First Lien, (DD1)	5.152%	1-Month LIBOR	2.750%	12/22/24	BB	580,486
500	Carrols Restaurant Group Inc., Term Loan B	5.660%	1-Month LIBOR	3.250%	4/30/26	B	497,812
426	Hilton Hotels, Term Loan B2	4.154%	1-Month LIBOR	1.750%	6/21/26	BBB–	427,019
498	Marriott Ownership Resorts, Term Loan B	4.652%	1-Month LIBOR	2.250%	8/29/25	Baa3	498,331
1,114	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.402%	1-Month LIBOR	3.000%	3/31/24	B+	1,112,964
486	YUM Brands, Term Loan B	4.132%	1-Month LIBOR	1.750%	4/03/25	BBB–	486,026
5,595	Total Hotels, Restaurants & Leisure						5,575,543

	Household Products – 0.4%

745	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.152%	1-Month LIBOR	2.750%	2/05/23	B+	740,946

	Internet & Direct Marketing Retail – 0.3%

495	Uber Technologies, Inc., Term Loan	6.411%	1-Month LIBOR	4.000%	4/04/25	B1	495,928

	IT Services – 1.8%

825	First Data Corporation, Term Loan, First Lien	4.404%	1-Month LIBOR	2.000%	4/26/24	BB+	824,953
349	Gartner, Inc., Term Loan A	3.902%	1-Month LIBOR	1.500%	3/20/22	Ba1	349,983
474	Leidos Holdings Inc., Term Loan B	4.188%	1-Month LIBOR	1.750%	8/22/25	BBB–	474,232
490	Tempo Acquisition LLC, Term Loan B	5.402%	1-Month LIBOR	3.000%	5/01/24	B1	488,775
250	Travelport LLC, Term Loan B	7.541%	6-Month LIBOR	5.000%	5/30/26	B2	235,859
159	West Corporation, Term Loan B	6.522%	3-Month LIBOR	4.000%	10/10/24	BB+	148,330
485	WEX Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	5/17/26	BB–	481,571
3,032	Total IT Services						3,003,703

	Life Sciences Tools & Services – 0.1%

238	Inventiv Health, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	8/01/24	BB	237,812

	Machinery – 0.1%

207	Gates Global LLC, Term Loan B	5.152%	1-Month LIBOR	2.750%	4/01/24	B+	206,441

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Marine – 0.1%

$112	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	$107,223

	Media – 2.5%

881	Cequel Communications LLC, Term Loan B	4.644%	1-Month LIBOR	2.250%	1/15/26	BB	868,769
472	Charter Communications Operating Holdings LLC, Term Loan B	4.330%	3-Month LIBOR	2.000%	4/30/25	BBB–	471,569
205	Cineworld Group PLC, Term Loan B	4.652%	1-Month LIBOR	2.250%	2/28/25	BB–	202,449
215	Cumulus Media, Inc., Exit Term Loan	6.910%	1-Month LIBOR	4.500%	5/15/22	B	215,468
453	iHeartCommunications Inc., Exit Term Loan (DD1)	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	453,978
261	Intelsat Jackson Holdings, S.A., Term Loan B	6.154%	1-Month LIBOR	3.750%	11/27/23	B1	258,648
386	Meredith Corporation, Tranche Term Loan B1	5.152%	1-Month LIBOR	2.750%	1/31/25	BB	386,005
43	Nexstar Broadcasting, Inc., Term Loan B3	4.690%	1-Month LIBOR	2.250%	1/17/24	BB	42,866
216	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	214,641
494	Sinclair Television Group, Term Loan B2	4.660%	1-Month LIBOR	2.250%	1/03/24	BB+	488,117
355	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.902%	1-Month LIBOR	3.500%	8/24/22	B+	355,506
259	WideOpenWest Finance LLC, Term Loan B	5.654%	1-Month LIBOR	3.250%	8/19/23	B	253,686
4,240	Total Media						4,211,702

	Multiline Retail – 0.1%

247	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/05/25	B	243,121

	Oil, Gas & Consumable Fuels – 0.3%

208	Fieldwood Energy LLC, Exit Term Loan	7.652%	1-Month LIBOR	5.250%	4/11/22	BB–	193,853
267	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.652%	1-Month LIBOR	7.250%	4/11/23	B+	224,790
475	Total Oil, Gas & Consumable Fuels						418,643

	Pharmaceuticals – 0.5%

763	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien, (DD1)	5.412%	1-Month LIBOR	3.000%	6/02/25	Ba2	763,866

	Professional Services – 0.5%

390	Nielsen Finance LLC, Term Loan B4	4.412%	1-Month LIBOR	2.000%	10/04/23	BBB–	386,810
479	On Assignment, Inc., Term Loan B	4.402%	1-Month LIBOR	2.000%	4/02/25	BB	478,713
869	Total Professional Services						865,523

	Road & Rail – 0.2%

398	Avolon LLC, Term Loan B3	4.133%	1-Month LIBOR	1.750%	1/15/25	Baa2	397,690

	Semiconductors & Semiconductor Equipment – 0.4%

143	Microchip Technology., Inc., Term Loan B	4.410%	1-Month LIBOR	2.000%	5/29/25	Baa3	143,229
499	MKS Instruments Inc., Term Loan	4.652%	1-Month LIBOR	2.250%	2/01/26	BB+	499,840
642	Total Semiconductors & Semiconductor Equipment						643,069

	Software – 2.7%

469	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	445,255
694	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	692,986
250	Epicor Software Corp, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	248,750

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Software (continued)

$607	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	$606,015
305	McAfee LLC, Term Loan B	6.152%	1-Month LIBOR	3.750%	9/29/24	B	304,824
123	Micro Focus International PLC, New Term Loan	4.902%	1-Month LIBOR	2.500%	6/21/24	BB–	121,124
833	Micro Focus International PLC, Term Loan B	4.902%	1-Month LIBOR	2.500%	6/21/24	BB–	817,982
504	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	4/16/25	BB+	502,778
346	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.652%	1-Month LIBOR	2.250%	4/16/25	BB+	344,800
451	TIBCO Software Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	452,579
4,582	Total Software						4,537,093

	Specialty Retail – 0.4%

249	Petco Animal Supplies, Inc., Term Loan B1	5.833%	3-Month LIBOR	3.250%	1/26/23	B2	194,293
473	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.670%	1-Month LIBOR	4.250%	3/11/22	B	461,466
722	Total Specialty Retail						655,759

	Technology Hardware, Storage & Peripherals – 1.1%

732	Dell International LLC, Refinancing Term Loan B	4.410%	1-Month LIBOR	2.000%	9/07/23	BBB–	729,480
1,053	Western Digital, Term Loan B	4.152%	1-Month LIBOR	1.750%	4/29/23	BBB–	1,032,917
1,785	Total Technology Hardware, Storage & Peripherals						1,762,397

	Trading Companies & Distributors – 0.1%

243	Fly Funding II Sarl, Term Loan B	4.560%	3-Month LIBOR	2.000%	2/09/23	Ba2	242,424

	Wireless Telecommunication Services – 0.0%

733	Sprint Corporation, Term Loan, First Lien	4.938%	1-Month LIBOR	2.500%	2/02/24	BB+	723,349
$44,065	Total Variable Rate Senior Loan Interests (cost $43,941,036)						43,453,919

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (9)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.9% (4.0% of Total Investments)

	Automobiles – 0.1%

$215	General Motors Financial Co Inc.			6.500%	N/A (10)	BB+	$206,400

	Banks – 3.7%

70	Bank of America Corp			6.300%	N/A (10)	BBB–	78,141
425	Bank of America Corp			6.500%	N/A (10)	BBB–	471,057
475	CIT Group Inc.			5.800%	N/A (10)	Ba3	477,969
600	Citigroup Inc.			6.250%	N/A (10)	BB+	658,974
225	Citigroup Inc.			5.800%	N/A (10)	BB+	225,562
275	Citizens Financial Group Inc.			5.500%	N/A (10)	BB+	275,000
50	CoBank ACB			6.250%	N/A (10)	BBB+	52,625
200	Huntington Bancshares Inc./OH			5.700%	N/A (10)	Baa3	201,000
500	JPMorgan Chase & Company			6.750%	N/A (10)	Baa2	552,615
200	JPMorgan Chase & Company			6.100%	N/A (10)	Baa2	215,464
79	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (11)			6.053%	N/A (10)	Baa2	78,827
600	M&T Bank Corp			6.450%	N/A (10)	Baa2	648,000
700	PNC Financial Services Group Inc.			6.750%	N/A (10)	Baa2	747,110
450	SunTrust Banks Inc.			5.625%	N/A (10)	Baa3	452,700
500	Wells Fargo & Co			5.875%	N/A (10)	Baa2	543,520
500	Zions Bancorp NA			7.200%	N/A (10)	BB+	520,000
5,849	Total Banks						6,198,564

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	Capital Markets – 0.2%

$275	Goldman Sachs Group Inc.	5.300%	N/A (10)	Ba1	$287,567
125	Morgan Stanley	5.550%	N/A (10)	BB+	126,375
400	Total Capital Markets				413,942

	Consumer Finance – 0.6%

540	Capital One Financial Corp	5.550%	N/A (10)	Baa3	547,868
525	Discover Financial Services	5.500%	N/A (10)	Ba2	509,250
1,065	Total Consumer Finance				1,057,118

	Diversified Financial Services – 0.2%

325	Voya Financial Inc.	6.125%	N/A (10)	BBB–	342,875

	Food Products – 0.6%

800	Land O’ Lakes Inc., 144A	8.000%	N/A (10)	BB	822,000
125	Land O’ Lakes Inc., 144A	7.000%	N/A (10)	BB	118,516
925	Total Food Products				940,516

	Industrial Conglomerates – 0.3%

465	General Electric Co	5.000%	N/A (10)	BBB–	446,056

	Insurance – 0.2%

250	Progressive Corp/The	5.375%	N/A (10)	BBB+	256,888
$9,494	Total $1,000 Par (or similar) Institutional Preferred (cost $9,606,829)				9,862,359

Shares	Description (1)	Coupon		Ratings (9)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.9% (3.4% of Total Investments)

	Banks – 2.0%

4,625	CoBank ACB, 144A, (2)	6.250%		BBB+	$482,156
3,250	CoBank ACB, (2)	6.125%		BBB+	334,750
8,622	Fifth Third Bancorp	6.625%		Baa3	237,536
9,162	FNB Corp/PA	7.250%		Ba2	262,491
16,275	Huntington Bancshares Inc./OH	6.250%		Baa3	421,360
7,550	KeyCorp	6.125%		Baa3	209,966
12,600	People’s United Financial Inc.	5.625%		BB+	327,474
18,844	Regions Financial Corp	6.375%		BB+	515,760
19,300	US Bancorp	6.500%		A3	517,240
	Total Banks				3,308,733

	Capital Markets – 1.1%

19,400	Charles Schwab Corp/The	6.000%		BBB	505,564
21,300	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	517,164
17,925	Morgan Stanley	7.125%		BB+	499,032
4,700	Morgan Stanley	6.375%		BB+	126,054
7,396	Stifel Financial Corp	6.250%		BB–	192,148
	Total Capital Markets				1,839,962

	Consumer Finance – 0.2%

12,800	Capital One Financial Corp	6.700%		Baa3	326,016

	Electric Utilities – 0.1%

7,600	Duke Energy Corp	5.750%		BBB	200,792

	Food Products – 0.4%

3,757	CHS Inc.	7.875%		N/R	101,627
12,132	CHS Inc.	7.100%		N/R	318,465
11,205	CHS Inc.	6.750%		N/R	289,425
	Total Food Products				709,517

Shares	Description (1)		Coupon		Ratings (9)	Value

	Insurance – 0.8%

15,400	Athene Holding Ltd		6.350%		BBB–	$406,560
13,500	Enstar Group Ltd		7.000%		BB+	347,220
8,175	National General Holdings Corp		7.500%		N/R	199,388
13,882	PartnerRe Ltd		7.250%		BBB	366,902
	Total Insurance					1,320,070

	Thrifts & Mortgage Finance – 0.3%

10,000	Federal Agricultural Mortgage Corp		5.700%		N/R	255,700
12,000	New York Community Bancorp Inc.		6.375%		Ba1	306,960
	Total Thrifts & Mortgage Finance					562,660
	Total $25 Par (or similar) Retail Preferred (cost $7,904,570)					8,267,750

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 1.1% (0.7 of Total Investments)

27,000	JPMorgan Chase Bank, National Association, Mandatory Exchangeable Note, Linked to Common Stock of Qorvo, Inc. (Cap 116.43% of Issue Price), 144A	10.000%	$65.3580	$76.0960	8/02/19	$1,819,444
	Total Structured Notes (cost $1,764,666)					1,819,444

Shares	Description (1)		Coupon		Ratings (9)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)

	Banks – 0.3%

225	Bank of America Corp		7.250%		BBB–	$308,700
170	Wells Fargo & Co		7.500%		Baa2	231,914
	Total Convertible Preferred Securities (cost $475,033)					540,614

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (9)	Value

	CORPORATE BONDS – 0.1% (0.1% of Total Investments)

	Media – 0.1%

$133	iHeartCommunications Inc., (5)		9.000%	12/15/19	N/R	$—
106	iHeartCommunications Inc.		8.375%	5/01/27	B–	111,074
$239	Total Corporate Bonds (cost $111,293)					111,074

Shares	Description (1)					Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Marine – 0.0%

1,176	HGIM Corp, (2)					$16,464
	Total Warrants (cost $47,040)					16,464
	Total Long-Term Investments (cost $217,891,375)					236,877,769

Principal Amount (000)/ Shares	Description (1)		Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.9% (3.4% of Total Investments)

	REPURCHASE AGREEMENTS – 3.8% (2.6% of Total Investments)

$6,342	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $6,342,894, collateralized by $6,535,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $6,473,885		1.200%	7/01/19		$6,342,260

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2019
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Value

	INVESTMENT COMPANIES – 1.1% (0.8% of Total Investments)

1,903,689	BlackRock Liquidity Funds T-Fund Portfolio, (12)	2.218%(13)	N/A	$1,903,689
	Total Short-Term Investments (cost $8,245,949)			8,245,949
	Total Investments (cost $226,137,324) – 146.4%			245,123,718
	Borrowings – (43.3)% (14), (15)			(72,500,000)
	Other Assets Less Liabilities – (3.1)% (16)			(5,224,026)
	Net Assets Applicable to Common Shares – 100%			$167,399,692

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (17)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$41,800,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(1,090,614)	$(1,090,614)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 9 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $67,845,820.

(4)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(5)

Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic Incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 29.6%.

(15)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $154,672,469 have been pledged as collateral for borrowings.

(16)

Other assets less liabilities Includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

DD1	Portion if investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets
Long-term investments, at value (cost $217,891,375)	$236,877,769
Short-term investments, at value (cost approximates value)	8,245,949
Cash denominated in foreign currencies (cost $75,357)	75,329
Receivable for:
Dividends	643,606
Interest	259,441
Investments sold	1,199,076
Reclaims	260,869
Other assets	65,856
Total assets	247,627,895
Liabilities
Borrowings	72,500,000
Unrealized depreciation on interest rate swaps	1,090,614
Payable for:
Dividends	3,237,587
Investments purchased	2,918,223
Accrued expenses:
Management fees	167,165
Interest on borrowings	184,541
Trustees fees	51,263
Other	78,810
Total liabilities	80,228,203
Net assets applicable to common shares	$167,399,692
Common shares outstanding	13,850,897
Net asset value (“NAV”) per common share outstanding	$12.09
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$138,509
Paid-in surplus	153,715,636
Total distributable earnings	13,545,547
Net assets applicable to common shares	$167,399,692
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

Investment Income
Dividends	$4,719,560
Interest	1,437,140
Other	15,622
Foreign tax withheld on dividend income	(348,057)
Total investment income	5,824,265
Expenses
Management fees	1,009,471
Interest expense on borrowings	1,137,719
Custodian fees	53,650
Trustees fees	3,413
Professional fees	19,839
Shareholder reporting expenses	12,575
Shareholder servicing agent fees	206
Stock exchange listing fees	3,403
Investor relations expense	4,142
Other	7,272
Total expenses	2,251,690
Net investment income (loss)	3,572,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(299,177)
Swaps	110,433
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	23,623,736
Swaps	(2,100,966)
Net realized and unrealized gain (loss)	21,334,026
Net increase (decrease) in net assets applicable to common shares from operations	$24,906,601

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$3,572,575	$5,990,310
Net realized gain (loss) from:
Investments and foreign currency	(299,177)	30,679
Swaps	110,433	41,061
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	23,623,736	(39,319,546)
Swaps	(2,100,966)	489,867
Net increase (decrease) in net assets applicable to common shares from operations	24,906,601	(32,767,629)
Distributions to Common Shareholders
Dividends	(6,648,431)	(5,807,071)
Return of capital	—	(9,145,620)
Decrease in net assets applicable to common shares from distributions to common shareholders	(6,648,431)	(14,952,691)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	102,941
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	102,941
Net increase (decrease) in net assets applicable to common shares	18,258,170	(47,617,379)
Net assets applicable to common shares at the beginning of period	149,141,522	196,758,901
Net assets applicable to common shares at the end of period	$167,399,692	$149,141,522

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2019

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$24,906,601
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(36,162,982)
Proceeds from sales and maturities of investments	41,367,886
Proceeds from (Purchases of) short-term investments, net	(6,996,136)
Proceeds from (Payments for) closed foreign currency spot contracts	(5,461)
Proceeds from litigation settlement	2,897
Amortization (Accretion) of premiums and discounts, net	51,722
(Increase) Decrease in:
Receivable for dividends	(151,785)
Receivable for interest	(52,426)
Receivable for investments sold	(1,121,471)
Receivable for reclaims	(4,084)
Other assets	(4,131)
Increase (Decrease) in:
Payable for investments purchased	2,793,843
Accrued interest on borrowings	159,332
Accrued management fees	(4,102)
Accrued Trustees fees	(4,676)
Accrued other expenses	(22,169)
Net realized (gain) loss from investments and foreign currency	299,177
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(23,623,736)
Swaps	2,100,966
Net cash provided by (used in) operating activities	3,529,265
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(43,092)
Cash distributions paid to common shareholders	(3,410,844)
Net cash provided by (used in) financing activities	(3,453,936)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currency	75,329
Cash and cash denominated in foreign currency at the beginning of period	—
Cash and cash denominated in foreign currency at the end of period(1)	$75,329
(1) Comprised of “Cash” and “Cash denominated in foreign currency” as presented on the Statement of Asset and Liabilities.

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$978,387

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired	Ending NAV	Ending Share Price
Year Ended 12/31:
2019(e)	$10.77	$0.26	$1.54	$1.80	$(0.48)	$—	$—	$(0.48)	$—	$12.09	$11.44
2018	14.21	0.43	(2.79)	(2.36)	(0.42)	—	(0.66)	(1.08)	—	10.77	10.15
2017	12.72	0.50	1.98	2.48	(0.99)	—	—	(0.99)	—	14.21	13.95
2016	13.10	0.47	0.16	0.63	(0.65)	—	(0.36)	(1.01)	—	12.72	11.32
2015	14.39	0.47	(0.67)	(0.20)	(1.09)	—	—	(1.09)	—	13.10	11.67
2014	14.71	0.49	0.22	0.71	(1.03)	—	—	(1.03)	—	14.39	13.29

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019(e)	$72,500	$3,309
2018	72,500	3,057
2017	83,800	3,348
2016	76,800	3,293
2015	82,400	3,201
2014	89,400	3,229

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

16.77%	17.41%	$167,400	2.76	%*	4.38	%*	18%
(17.49)	(20.58)	149,142	2.67		3.21		28
19.96	32.80	196,759	2.13		3.64		37
5.10	5.85	176,103	1.93		3.69		42
(1.49)	(4.17)	181,354	1.87		3.34		49
4.91	1.44	199,255	1.85		3.35		34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019(e)	1.39	%*
2018	1.27
2017	0.77
2016	0.53
2015	0.47
2014	0.45

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The end of the reporting period for the Fund is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), each an affiliate of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund invests at least 60% of the Fund’s managed assets in tax-advantaged income-producing equity securities, including dividend received deduction (DRD) preferred securities. The Fund also invests 15% to 25% in senior loans and other debt instruments, as well as 5% to 15% in preferred stocks that are eligible to pay tax-advantage dividends.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,712,064

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the statement of operations. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 9 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Notes to Financial Statements (continued)

(Unaudited)

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV’s on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$104,881,623	$67,910,309	**	$14,213	**	$172,806,145
Variable Rate Senior Loan Interests	—	43,453,919		—		43,453,919
$1,000 Par (or similar) Institutional Preferred	—	9,862,359		—		9,862,359
$25 Par (or similar) Retail Preferred	7,450,844	816,906	**	—		8,267,750
Structured Notes	—	1,819,444		—		1,819,444
Convertible Preferred Securities	540,614	—		—		540,614
Corporate Bonds	—	111,074		—	***	111,074
Warrants	—	16,464		—		16,464

Short-Term Investments:
Repurchase Agreements	—	6,342,260		—		6,342,260
Investment Companies	1,903,689	—		—		1,903,689

Investments in Derivatives:
Interest Rate Swaps****	—	(1,090,614)		—		(1,090,614)
Total	$114,776,770	$129,242,121		$14,213		$244,033,104
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$26,077,034	10.6%
Japan	17,224,053	7.0
United Kingdom	13,953,263	5.7
France	11,575,243	4.7
Netherlands	5,764,075	2.4
Ireland	5,758,546	2.4
Bermuda	5,736,647	2.3
Spain	5,609,145	2.3
Other	21,030,213	8.6
Total non-U.S. securities	$112,728,219	46.0%

Notes to Financial Statements (continued)

(Unaudited)

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,342,260	$(6,342,260)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$41,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,090,614)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swap Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,090,614)	$(1,090,614)	$—	$921,645	$(168,969)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$110,433	$(2,100,966)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Fund’s current and prior fiscal period were as follows:

	Six Months Ended 6/30/19	Year Ended 12/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	7,751

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $36,162,982 and $41,367,886, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$226,800,859
Gross unrealized:
Appreciation	$29,459,946
Depreciation	(11,137,087)
Net unrealized appreciation (depreciation) of investments	$18,322,859

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(1,090,614)

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, real estate investment trust adjustments, complex securities character adjustments and bond premium amortization adjustments resulted in reclassification among the Fund’s components of net assets as of December 31, 2018, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$5,807,071
Distributions from net long-term capital gains	—
Return of capital	9,145,620

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2018, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$—
Long-term	535,854
Total	$535,854

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

Notes to Financial Statements (continued)

(Unaudited)

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2019, the complex-level fee for the Fund was 0.1577%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $93,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $72,500,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed. The Fund is also charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $72,500,000 and 3.12%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance, as well as the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $67,845,820. During the current fiscal period, the Fund earned Rehypothecation Fees of $15,622, which is recognized as “Other income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Notes to Financial Statements (continued)

(Unaudited)

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTA
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Benchmark: A blended return comprised of: 1) 72% of the return of the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 8% of the return of the BofAML DRD (dividends received deduction) Eligible Preferred Securities Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (the “Sub-Advisory Agreements”) with each of NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony,” and NWQ and Symphony each a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as the sub-advisers to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreements on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Advisers; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or a Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of a portion of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Advisers and considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the Nuveen funds sub-advised by each Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2018, as well as performance information reflecting the first quarter of 2019. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund’s performance was below its benchmark in the one-, three- and five-year periods and ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation but noted that it would continue to monitor the performance of the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), which included the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Advisers, the Board considered the sub-advisory fee paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than its respective peer average. The Independent Board Members noted that the Fund’s net expense ratio was higher than the peer average generally due to the small size of the Fund compared to peers in the Peer Universe which was comprised of only three non-Nuveen funds. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include: retail and institutional managed accounts; hedge funds (with respect to Symphony); sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen (with respect to NWQ); and collective investment trusts (with respect to NWQ). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

With respect to the Sub-Advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Advisers, the hedge funds advised by Symphony (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and hedge funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Advisers’ fees are essentially for portfolio management services and therefore more comparable to the fees they receive for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. The Independent Board Members reviewed the Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2018.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Advisers engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, noted that the benefits for the Sub-Advisers when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Advisers may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Advisers to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-C-0619D 915387-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019